UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

May 8, 2012

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At Intevac, Inc.’s (“Intevac”) Meeting of Stockholders (“Annual Meeting”) held on May 8, 2012, Intevac’s stockholders, upon the recommendation of Intevac’s board of directors, approved an amendment to the Intevac 2003 Employee Stock Purchase Plan (as amended, the “ESPP”) to increase the number of shares of common stock reserved for issuance thereunder by 300,000 shares and approved the Intevac 2012 Equity Incentive Plan (the “Plan”).

A brief summary of the ESPP is included as part of Proposal Two and a brief summary of the Plan is included as part of Proposal Three in Intevac’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2012 (the “Proxy Statement”). The summaries of the ESPP and the Plan contained in the Proxy Statement are qualified by and subject to the full texts of the ESPP and the Plan, which are incorporated by reference to this filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The matters voted upon at Intevac’s Annual Meeting held on May 8, 2012 and the results of such voting are set forth below:

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 1: Election of Directors
Norman H. Pond	19,468,737	N/A	162,146	2,870,726
Kevin Fairbairn	19,580,284	N/A	50,599	2,870,726
David S. Dury	19,577,283	N/A	53,600	2,870,726
Stanley J. Hill	19,401,239	N/A	229,644	2,870,726
Thomas M. Rohrs	19,353,404	N/A	277,479	2,870,726
John F. Schaefer	19,400,612	N/A	230,271	2,870,726
Ping Yang	19,571,532	N/A	59,351	2,870,726

All director nominees were duly elected.

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 2: Proposal to approve an amendment to the Intevac 2003 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 300,000 shares	18,984,062	76,172	—	3,441,375

Proposal 2 was approved.

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 3: Proposal to approve the Intevac 2012 Equity Incentive Plan	17,283,441	1,775,993	—	3,442,175

Proposal 3 was approved.

	Affirmative Votes	Negative Votes	Votes Withheld	Abstentions and Broker Non-Votes
Proposal 4: Ratification of Grant Thornton LLP as independent public accountants for the fiscal year ending December 31, 2012	22,363,561	96,806	—	41,242

Proposal 4 was approved.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	2003 Employee Stock Purchase Plan, as amended (*)

10.2	2012 Equity Incentive Plan (*)

*	Previously filed as an exhibit to the Company’s Form 10-Q filed May 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: May 10, 2012	/s/ JEFFREY ANDRESON
Jeffrey Andreson
Executive Vice President, Finance and Administration,
Chief Financial Officer, Treasurer and Secretary